 Pioneer Strategic Income Fund
Class A Shares (PSRAX)	Class B Shares (PSRBX)	Class C Shares (PSRCX)
Class R Shares (STIRX)	Class Y Shares (STRYX)	Class Z Shares (STIZX)
Summary Prospectus	February 1, 2011
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://us.pioneerinvestments.com/misc/prospectus.jsp. You also can obtain this information at no cost by calling 1-800-225-6292 or by sending an email request to askpioneer@pioneerinvestments.com. The fund’s current prospectus dated February 1, 2011 and statement of additional information dated February 1, 2011 (as revised November 1, 2011), and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders dated September 30, 2010, are incorporated by reference into this summary prospectus.
Fund summaryInvestment objectiveThe fund seeks a high level of current income.Fees and expenses of the fundThis table describes the fees and expenses that you may pay if you buy and hold shares of the fund.You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the “Sales charges” section of the prospectus beginning on page 36 and the “Sales charges” section of the statement of additional information beginning on page 73.

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Fund summary
Shareowner fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y	Class Z
Maximum sales charge (load) when you buy shares (as a percentage of offering price)	4.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is less)	None	4%	1%	None	None	None
Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class R	Class Y	Class Z
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%
Other Expenses	0.25%	0.26%	0.18%	0.31%	0.09%	0.19%
Total Annual Fund Operating Expenses	1.10%	1.86%	1.78%	1.41%	0.69%	0.79%
ExampleThis example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you redeem your shares				If you do not redeem your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$557	$784	$1,029	$1,730	$557	$784	$1,029	$1,730
Class B	589	885	1,106	1,981	189	585	1,006	1,981
Class C	281	560	964	2,095	181	560	964	2,095
Class R	144	446	771	1,691	144	446	771	1,691
Class Y	70	221	384	859	70	221	384	859
Class Z	81	252	439	978	81	252	439	978

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Portfolio turnoverThe fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 39% of the average value of its portfolio.Principal investment strategiesNormally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The fund’s investment adviser allocates the fund’s investments among the following three segments of the debt markets:
  Below investment grade (high yield or “junk bond”) securities of U.S. and non-U.S. issuers
  Investment grade securities of U.S. issuers
  Investment grade securities of non-U.S. issuers
Pioneer’s allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the fund may have a substantial amount of its assets in any one of such segments.The fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities; debt securities of U.S. and non-U.S. corporate issuers (including convertible debt); and mortgage-related securities, including “sub-prime” mortgages, and asset-backed securities.The fund invests in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the fund’s investment adviser. The fund’s investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.Depending upon Pioneer’s allocation among market segments, up to 70% of the fund’s total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the adviser. Up to 20% of the fund’s total assets may be invested in debt

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Fund summary securities rated below CCC by Standard & Poor’s Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser. The fund may also invest in securities that are in default, subordinated debt securities and event-linked bonds.Up to 85% of the fund’s total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.The fund may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs).The fund may use derivatives, such as credit default swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund’s return as a non-hedging strategy that may be considered speculative. The fund also may hold cash or other short-term investments.The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, rating, sector and country weightings of the fund’s portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.Principal risks of investing in the fundYou could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a summary description of principal risks of investing in the fund.Market risk. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The recent global financial

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crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time. The fund may experience a substantial or complete loss on any individual security.High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.Interest rate risk. Interest rates may go up, causing the value of the fund’s investments to decline (this risk may be greater for securities with longer maturities).Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative.Prepayment or call risk. During periods of declining interest rates, the issuer of a security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. The fund also may lose any premium it paid on the security.Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security.

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Fund summary Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

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Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.Equity securities risk. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.Risks of investing in event-linked bonds. The return of principal and the payment of interest on “event-linked” bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

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Fund summary Risks of investing in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale.Derivatives risk. Using derivatives exposes the fund to additional risks, may increase the volatility of the fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund’s portfolio. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.Leveraging risk. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may

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not be advantageous to do so to satisfy its obligations or meet segregation requirements. In addition, certain of the fund’s investments may have embedded leverage.Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The fund’s past performanceThe bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Barclays Capital U.S. Universal Index, a broad-based measure of market performance that has characteristics relevant to the fund’s investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.The fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

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Fund summary Annual return Class A shares (%)(Year ended December 31)
For the period covered by the bar chart:The highest calendar quarterly return was 12.93% (04/01/2009 to 06/30/2009)The lowest calendar quarterly return was –9.02%% (10/01/2008 to 12/31/2008)

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Average annual total return (%)(for periods ended December 31, 2010)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					04/15/99
Return before taxes	6.59	6.84	8.38	7.47
Return after taxes on distributions	4.54	4.53	5.86	4.88
Return after taxes on distributions and sale of shares	4.23	4.44	5.68	4.79
Class B	6.86	7.01	8.04	7.09	04/15/99
Class C†	10.90	7.07	8.09	7.12	04/15/99
Class R	11.31	7.59	N/A	8.32	04/01/03
Class Y	11.97	8.21	N/A	8.00	09/09/04
Class Z	11.99	N/A	N/A	9.45	07/06/07
Barclays Capital U.S. Universal Index (reflects no deduction for fees, expenses or taxes)	7.16	5.90	6.08	6.05	04/15/99
†	The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.After-tax returns are shown only for Class A shares. After-tax returns for Class B, Class C, Class R, Class Y and Class Z shares will vary.Management
Investment adviser	Pioneer Investment Management, Inc.
Portfolio management	Kenneth J. Taubes. Executive Vice President and Head of Portfolio Management, U.S. of Pioneer (portfolio manager of the fund since 1999).

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Fund summaryPurchase and sale of fund sharesYou may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund’s transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292).Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. There is no minimum additional investment amount for for Class R or Class Z. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.Tax informationYou normally will have to pay income taxes on the dividends and capital gain distributions you receive from the fund, unless you are investing through a tax-deferred account, such as a 401(k) plan or individual retirement account.Payments to broker-dealers and other financial intermediariesIf you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.23466-01-1111

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